UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

New Asia Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks in developing Asia rose over the six months ended April 30, 2012, a period marked by heightened volatility in response to global macroeconomic events. Stocks began the period at depressed levels, as Europe’s inability to solve its worsening debt crisis at the end of 2011 led investors to flee from riskier assets and pile into U.S. Treasuries and other safe havens. Early this year, the extreme pessimism that marked the end of 2011 lifted as Europe’s crisis appeared to stabilize and U.S. economic data improved. However, the rally was short-lived as economic data and turmoil in Europe worsened, leading to another market downturn.

The New Asia Fund returned 7.96% for the six-month period ended April 30, 2012, widely exceeding the MSCI All Country Asia ex Japan Index, its primary benchmark, and the Lipper Pacific Ex Japan Funds Average. Stock selection across the region, led by South Korea, Taiwan, and Thailand, accounted for outperformance. From a sector viewpoint, financials, consumer staples, and materials were the top contributors to relative results. In terms of absolute performance, information technology was the biggest contributor, followed by financials and consumer staples. China remains the largest country position, although we have reduced our exposure in light of growing evidence of a pronounced slowdown. Our sector allocations continue to reflect our preference for areas driven by domestic consumption.

The fund’s long-term performance continues to shine within its peer group. Lipper ranked the fund first in its peer group for the 10-year period ended April 30, 2012. (Based on cumulative total return, Lipper ranked the New Asia Fund 9 of 91, 4 of 50, 2 of 35, and 1 of 28 funds in the Pacific Ex-Japan funds universe for the 1-, 3-, 5-, and 10-year periods ended April 30, 2012, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

At the start of our reporting period last November, global stock markets were roiled by Europe’s debt crisis. Greece was nearly bankrupt, a credit crunch crippled the region’s banks, and most of Europe teetered on the brink of recession. Against this backdrop of fear and uncertainty, Asian and other emerging markets stocks fared poorly as investors sold off riskier assets. The crisis reached a turning point on December 21, when the European Central Bank pumped roughly $640 billion of cheap short-term loans into the region’s banking system. This long-term refinancing operation, or LTRO—which was followed by a second massive infusion in February—restored stability to Europe’s credit markets. Combined with the U.S. Federal Reserve’s commitment to keep interest rates at very low levels until 2014, the move also encouraged risk taking by reassuring investors that accommodative policies in the developed world would continue, spurring them to seek higher-yielding assets. Meanwhile, U.S. economic data indicated that the country’s recovery was picking up. As a result of these positive developments, global risk sentiment improved, and developing Asian stocks rallied in early 2012. But by the end of our reporting period in April, rising European bond yields and renewed concerns about China’s slowdown prompted investors to retreat from emerging markets, trimming some of the first quarter’s gains.

Country performance varied across the region. Thailand was the best performer, rallying 24.43% as growth picked up after devastating floods in 2011. China’s market advanced as investors appeared to bet that growing signs of a slowdown would force the government to relax monetary policy and take other measures to revive growth. But India’s market slumped as it grappled with slowing growth, persistent inflation, and a weak currency. Inflation—a nagging problem in Asia over the past two years—subsided over the past six months in most countries as Europe’s crisis and China’s slowdown eclipsed worries about rising prices. Most Asian countries either loosened monetary policy or held rates steady in an effort to safeguard domestic growth as Europe’s crisis worsened.

PORTFOLIO REVIEW

South Korea, Taiwan, and Southeast Asia
South Korea was the top contributor to our performance versus the benchmark due to stock selection. Our positions in Samsung Electronics and Hyundai, the fund’s top two holdings, ranked among the biggest absolute contributors. Shares of Samsung, Asia’s largest consumer electronics maker, rose to a record in April after the company reported its highest profit in more than two years due to strength in its mobile business. We have a high level of conviction in Samsung, which recently overtook Nokia as the world’s biggest handset maker, and think it has solid growth prospects as global smartphone and tablet sales rise and mobile computing becomes more widespread. Hyundai, South Korea’s largest carmaker, also performed well as it reported strong earnings, lifted by resilient U.S. demand and new car models. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Taiwan lifted relative returns due to positive stock selection, led by Quanta Computer, whose shares hit a multiyear high in March after reporting surprisingly strong earnings. Quanta makes laptops for various computer companies, including Apple, and has benefited as sales of Apple’s laptops and other gadgets have soared. We believe Quanta has excellent growth potential as it expands in servers and storage, and it is one of our top holdings. Despite our successful stock picks in Taiwan and South Korea, we remain underweight in both countries because their trade-dependent economies are very sensitive to global demand and offer relatively few compelling growth opportunities.

Our positioning in Thailand, Indonesia, and the Philippines also benefited relative performance. Shares of CP ALL, Thailand’s biggest convenience store operator, rose to a record high in the spring, making it one of the fund’s top absolute contributors. Resilient domestic demand and a growing middle class have sustained strong growth across Southeast Asia but also raised inflation risks, and central banks in all three countries have recently stopped interest rate cuts. We are overweight to most of Southeast Asia except for Malaysia, where we are underweight but maintain exposure through a sizable position in financial services company CIMB Group Holdings Berhad. Southeast Asian markets have been stellar performers in recent years as greater political stability and economic reforms have reduced the cost of doing business, but these developments have also pushed stock prices higher. We are optimistic about the outlook for Southeast Asia but are mindful that companies there will need to deliver on earnings growth to justify their premium valuations.

India
India, the region’s worst performer over the period, hurt relative performance due to our small overweight position. We have a cautious view of India, which is struggling with slowing growth, high inflation, and widening fiscal and trade deficits. India’s currency, the rupee, weakened significantly over the period, worsening inflationary pressures. After aggressively raising interest rates over the past two years to tamp down inflation, India cut its benchmark rate in April to revive growth, but rising prices have limited its scope for more rate cuts. Perhaps most discouraging is India’s political gridlock, as its Congress party-led government has been unable to reduce the fiscal deficit and push through economic reforms needed to lure foreign investment.

Despite our caution about India’s near-term outlook, the country is home to many world-class businesses with solid growth prospects, and our country exposure rose slightly due to a few sizable purchases. We initiated a position in Wipro, one of India’s top software services companies. Global demand for software design and maintenance is strong, most of Wipro’s clients are multinational companies that are sheltered from India’s slowdown, and its stock price offered a good buying opportunity. We also initiated positions in Bharti Airtel, the country’s biggest mobile phone company, and Cipla, a generic drug maker with good exposure to developed and emerging markets like Latin America and Africa, where pharmaceutical demand is quickly growing.

China
China was the largest country detractor from relative performance due to adverse stock selection. Travel agency Ctrip.com was the fund’s biggest detractor as its shares fell sharply due to weaker-than-expected results and fears about growing competition. Our research indicates that Ctrip’s competitive edge in business travel and call centers is eroding as leisure travel takes off and more people in China book trips online, but we believe the stock trades at an excessive discount and maintained our position. Internet portal Sina was another poor performer amid worries about government censorship and slowing growth in the number of visitors to its site. We maintained a modest position in Sina at the end of the period.

Recent indicators show that China’s economy is cooling after decades of rapid growth. Contrary to some of the prevailing headlines, we believe the risk of a hard economic landing is relatively low as Beijing has several policy options it can use to sustain growth at its desired level. Much of China’s rise has been fueled by fixed asset investment such as spending on infrastructure and real estate, but its long-term goal is more sustainable growth driven by domestic consumption. This transition will take years and inevitably produce some volatile economic data in the coming quarters. Rather than being alarmed by China’s slowdown, we see it as evidence of a larger restructuring story that will result in lower but higher-quality growth over the long run.

Our stock selection aims to capitalize on the government’s goal of rebalancing the pillars of economic growth. We increased our position in Tencent Holdings, China’s biggest Internet company. Tencent continues to draw subscribers due to its dominance in online gaming, and the outlook for its advertising business is promising. We also increased our position in Baidu, China’s leading Internet search company and one of the fund’s largest holdings. Most of Baidu’s revenue comes from domestic advertising, which should stay resilient even if the economy slows. China remains the fund’s largest country allocation, but our exposure declined as we sold several names in light of the weaker growth outlook. We eliminated utility and toll road operator Beijing Enterprises, high-end car dealer China ZhengTong Auto Services, and Ping An Insurance, the country’s biggest insurer. Generally, our intention is to avoid companies that we believe are unprepared for a lower-growth environment, especially those in industries with excess capacity or that may be hurt by changes in government policy.

Our sector exposures stayed largely unchanged. Information technology (IT), financials, and consumer discretionary accounted for the top three sector allocations at the end of the period. We continue to favor areas driven by domestic consumption, such as consumer staples and discretionary stocks, which should see solid long-term growth as Asia’s middle class grows in size and wealth. In response to China’s slowdown, we have become more defensive in our positioning by raising our allocation to consumer staples and reducing exposure to discretionary stocks. We trimmed our position in Italian luxury goods maker Prada, one of the top contributors over the period, over concern that high-end spending may suffer as China’s economy slows.

OUTLOOK

Investor sentiment remains fragile and global stock markets face numerous risks. Europe’s debt crisis, now entering its third year, shows no signs of nearing a resolution. Popular resistance to austerity has surged, as shown by recent elections in France and Greece, and speculation that Greece will leave the eurozone is rising. We expect volatility to persist over the near term as fallout from Europe’s debt crisis continues to dictate investors’ risk appetite.

China’s slowdown is another worry. April trade data released after the close of our reporting period were surprisingly weak, and on May 12 Beijing announced it would lower banks’ reserve requirements, its third cut since November. Although China wants to manage a gradual slowdown, we believe that April’s worse-than-expected data caught policymakers off guard. Looking ahead, we would not be surprised to see the government further relax monetary policy and take other steps to stimulate the economy and avert a hard landing. As we said earlier, we do not believe a severe downturn is on the horizon. However, we are taking steps to make sure the fund is defensively positioned as we anticipate China’s slowdown may prove rocky in the near term. We are carefully reviewing our Chinese holdings and paring our exposure to sectors that we believe are least prepared to handle a slowdown.

Despite our cautious outlook for near-term performance, we remain optimistic about Asia’s long-term prospects. Growing urbanization, increasing consumption, and upward mobility are inexorable trends that will drive strong and sustainable growth in the region over the long run. Disposable incomes are rising among lower- to middle-class households, lending support to companies and industries that rely on domestic demand. The recent financial markets volatility has given us ample opportunity to buy high-quality companies at attractive prices. We will continue to take advantage of short-term weakness to build positions in names that meet our growth criteria.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 17, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/12
Samsung Electronics, South Korea	5.9%
Hyundai, South Korea	2.8
Taiwan Semiconductor Manufacturing, Taiwan	2.7
Taiwan Cement, Taiwan	2.2
CNOOC, China	2.2
Baidu, China	2.2
CIMB Group Holdings Berhad, Malaysia	2.1
Quanta Computer, Taiwan	1.8
Siliconware Precision Industries, Taiwan	1.7
CP ALL, Thailand	1.6
China Oilfield Services, China	1.5
Wipro, India	1.5
New Oriental Education & Technology, China	1.5
ENN Energy Holdings, China	1.5
Jardine Matheson, Hong Kong	1.5
Swire Pacific, Hong Kong	1.5
China Resources Power Holdings, China	1.5
Singapore Telecommunications, Singapore	1.4
Oversea-Chinese Banking, Singapore	1.4
China Merchants Holdings International, China	1.4
Li & Fung, Hong Kong	1.4
Kasikornbank, Thailand	1.4
Infosys Technologies, India	1.4
Cheung Kong Holdings, Hong Kong	1.4
President Chain Store, Taiwan	1.3
Total	46.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
CHINA 24.7%		
Common Stocks 23.7%		
AutoNavi, ADR (USD) (1)	702,000	8,284
Baidu, ADR (USD) (1)	699,100	92,771
China Foods (HKD)	16,544,000	17,976
China Merchants Holdings International (HKD)	18,584,000	60,241
China Oilfield Services, H Shares (HKD)	39,610,000	64,224
China Resources Power Holdings (HKD)	34,304,000	62,607
China Shenhua Energy, H Shares (HKD) (1)	10,199,500	45,288
China Unicom Hong Kong (HKD) (2)	12,968,000	23,099
CNOOC (HKD)	43,893,000	93,572
Ctrip.com International, ADR (USD) (1)	1,461,356	31,668
ENN Energy Holdings (HKD)	18,070,000	63,466
Hengan International Group (HKD)	2,953,500	31,348
ICBC China, H Shares (HKD)	48,375,990	32,235
Kingboard Laminates Holding (HKD)	36,187,000	16,837
New Oriental Education & Technology, ADR (USD) (1)	2,392,100	63,941
Parkson Retail (HKD) (2)	37,190,500	41,559
Ports Design (HKD) (2)	7,992,000	11,722
Shandong Weigao Group Medical Polymer, H Shares (HKD) (2)	26,698,000	30,866
Shanghai Pharmaceuticals Holding, H Shares (HKD) (1)(2)	17,750,800	26,722
Sina (USD) (1)	341,000	19,952
Tencent Holdings (HKD)	1,785,800	56,161
Wumart Stores, H Shares (HKD) (2)	21,251,250	48,974
Yingde Gases (HKD)	20,715,500	24,057
Zhejiang Expressway, H Shares (HKD)	50,180,000	36,089
		1,003,659
Common Stocks - China A shares 1.0%		
China Vanke	28,948,146	41,196
		41,196
Total China (Cost $894,293)		1,044,855

INDONESIA 4.8%		
Common Stocks 4.8%		
AKR Corporindo	71,438,500	32,064
Astra International	5,185,500	40,060
Bank Mandiri	51,179,109	41,208
Perusahaan Gas Negara	94,220,000	34,344
XL Axiata	95,272,500	55,979
Total Indonesia (Cost $125,633)		203,655
ITALY 0.6%		
Common Stocks 0.6%		
Prada (HKD) (1)(2)	3,763,800	25,565
Total Italy (Cost $17,924)		25,565
MALAYSIA 3.6%		
Common Stocks 3.6%		
CIMB Group Holdings Berhad	35,789,870	87,641
Genting	5,678,100	19,402
IJM	11,587,100	20,984
Malayan Cement	9,474,700	22,513
Total Malaysia (Cost $98,946)		150,540
PHILIPPINES 3.3%		
Common Stocks 3.3%		
Ayala	1,798,720	18,319
Ayala Land	97,016,700	49,290
Energy Development	336,456,400	47,018
Metropolitan Bank & Trust	12,196,425	26,403
Total Philippines (Cost $103,327)		141,030

SINGAPORE 6.8%		
Common Stocks 6.8%		
Capitamall Trust, REIT	33,359,000	48,522
Fraser & Neave	6,864,000	39,049
Oversea-Chinese Banking	8,436,000	61,080
SembCorp Industries	13,432,000	54,813
Singapore Telecommunications	24,332,000	61,346
Venture	3,530,000	24,532
Total Singapore (Cost $252,825)		289,342
SOUTH KOREA 14.1%		
Common Stocks 13.5%		
AMOREPACIFIC	49,535	47,557
Hana Tour Service (2)	606,681	25,043
Hyundai	503,879	119,714
Hyundai Development	1,030,810	21,754
KEPCO Plant Service & Engineering	566,270	20,869
Samsung Electronics	182,633	224,630
Samsung Engineering	99,007	18,836
Samsung Fire & Marine	235,188	44,951
Shinhan Financial Group	1,396,481	48,810
		572,164
Preferred Stocks 0.6%		
Samsung Electronics	33,496	23,978
		23,978
Total South Korea (Cost $442,461)		596,142
TAIWAN 12.8%		
Common Stocks 12.8%		
Chinatrust Financial Holding	64,050,139	40,897

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,586,152)	$ 4,207,576
Receivable for investment securities sold	49,630
Foreign currency (cost $9,709)	9,676
Dividends receivable	9,014
Cash	6,857
Receivable for shares sold	4,076
Other assets	48,828
Total assets	4,335,657
Liabilities	
Obligation to return securities lending collateral	33,653
Payable for investment securities purchased	12,770
Payable for shares redeemed	8,606
Investment management fees payable	2,732
Due to affiliates	379
Other liabilities	46,748
Total liabilities	104,888
NET ASSETS	$ 4,230,769
Net Assets Consist of:	
Undistributed net investment income	$ 2,654
Accumulated undistributed net realized loss	(26,091)
Net unrealized gain	621,304
Paid-in capital applicable to 265,109,042 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	3,632,902
NET ASSETS	$ 4,230,769
NET ASSET VALUE PER SHARE	$ 15.96

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/12	Year Ended 10/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 7,363	$ 48,917
Net realized gain (loss)	(3,002)	877,803
Change in net unrealized gain (loss)	285,166	(1,223,705)
Increase (decrease) in net assets from operations	289,527	(296,985)
Distributions to shareholders		
Net investment income	(33,272)	(24,428)
Net realized gain	(605,575)	(40,715)
Decrease in net assets from distributions	(638,847)	(65,143)
Capital share transactions*		
Shares sold	441,107	610,430
Distributions reinvested	517,690	49,622
Shares redeemed	(500,806)	(1,437,594)
Redemption fees received	215	585
Increase (decrease) in net assets from capital share transactions	458,206	(776,957)
Net Assets		
Increase (decrease) during period	108,886	(1,139,085)
Beginning of period	4,121,883	5,260,968
End of period	**$ 4,230,769**	**$ 4,121,883**
Undistributed net investment income	2,654	28,563
*Share information		
Shares sold	29,023	32,717
Distributions reinvested	38,009	2,640
Shares redeemed	(32,118)	(77,561)
Increase (decrease) in shares outstanding	34,914	(42,204)

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2012, approximately 79% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A shares During the six months ended April 30, 2012, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price Associates, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2012, the value of cash collateral investments was $33,654,000, and the value of loaned securities was $31,659,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $771,499,000 and $874,402,000, respectively, for the six months ended April 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2012, the cost of investments for federal income tax purposes was $3,599,423,000. Net unrealized gain aggregated $608,033,000 at period-end, of which $819,266,000 related to appreciated investments and $211,233,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2012, the fund had no deferred tax liability attributable to foreign securities and $4,753,000 of foreign capital loss carryforwards all of which expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into subadvisory agreements with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited, wholly owned subsidiaries of Price Associates, to provide investment advisory services to the fund; the subadvisory agreements provide that Price Associates may pay the subadvisors up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2012, expenses incurred pursuant to these service agreements were $74,000 for Price Associates; $905,000 for T. Rowe Price Services, Inc.; and $81,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2012, the fund was allocated $56,000 of Spectrum Funds’ expenses, of which $38,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2012, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors) on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012